Stein Roe Mutual Funds

Semiannual Report
March 31, 2001

photo: hand with leaf


Stein Roe Equity Funds

Growth Funds

           Capital Opportunities Fund


artwork:
Stein Roe Mutual Funds
Sensible risks. Intelligent Investments (R)

Contents
--------------------------------------------------------------------------------
From the President................................................     1

   Stephen E. Gibson's thoughts on the equity markets and investing

Performance Summary...............................................     2

Questions & Answers...............................................     3
   An interview with your Portfolio Managers David Brady and Steve Hayward

Fund Highlights...................................................     6

Portfolio of Investments..........................................     7

   A complete list of investments with market values

Financial Statements..............................................    11

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................    14

Financial Highlights..............................................    18

   Selected per-share data and ratios







                Must be preceded or accompanied by a prospectus.

From the President
--------------------------------------------------------------------------------
Dear Shareholder:
By any measure, the US stock market presented investors with a challenge during the past six months. With economic conditions deteriorating rapidly, mid-cap stocks that led the market last summer performed poorly, and even those mid-cap stocks most recently preferred by investors have provided little opportunity for positive results. Against this volatile backdrop, Stein Roe Capital Opportunities Fund's six-month return was disappointing, although not completely unexpected.
   The upheaval in the markets was a fresh reminder why basic principles like a clear objective, a long-term perspective and diversification are key to investment success. Historically, stock market advances have overcome short-term setbacks. Stocks have also outperformed both bonds and cash over the long term.
   Your fund's portfolio managers, Steve Hayward and David Brady, exhibited just this type of patience during the period. Even as strong market rotation favored undervalued stocks and punished many growth stocks, they continued to search out stocks of mid-sized companies which they believed to have above-average potential to grow over the long run-in other words, the best growth stocks they could find. This strategy has helped the fund achieve average annual total returns of 12.46% over the last ten years. We believe that remaining true to this approach will be the key to strong results in the future as well.
   As always, we thank you for choosing Stein Roe Capital Opportunities Fund and giving us the opportunity to serve your investment needs.

   Sincerely,

/s/ Stephen E. Gibson

   Stephen E. Gibson
   President
   May 10, 2001

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

photo of Stephen E. Gibson

Performance Summary
--------------------------------------------------------------------------------

                          Average Annual Total Returns
                                           SIX
                                         MONTHS        ONE       FIVE       TEN
                                      (CUMULATIVE)    YEAR       YEARS     YEARS
--------------------------------------------------------------------------------
Stein Roe Capital Opportunities Fund     -38.14%     -39.21%     2.07%    12.46%
S&P MidCap 400 Index                     -14.21       -6.96     16.30     16.07
Morningstar Mid-Cap Growth Category      -36.75      -37.09     10.31     12.60



Investment Comparisons
--------------------------------------------------------------------------------
Growth of a $10,000 Investment March 31, 1991 to March 31, 2001

--------------------------------------------------------------------------------
Stein Roe Capital Opportunities Fund
                            Stein Roe
                              Capital                          Morningstar
                        Opportunities         S&P MidCap           Mid-Cap
                         Fund Class S          400 Index   Growth Category
3/31/91                         10000              10000             10000
                                 9870               9997            9891.2
                              10456.3            10457.9           10418.5
                              10087.2             9926.6           9809.23
                              10948.6            10524.2             10432
                              11400.8            10907.3           10873.8
                              11421.3            10872.4           10889.6
                              11535.5            11462.7           11244.8
                              11593.2            10917.1           10834.8
                              13033.1            12207.5           12225.9
                                12934            12423.6             12521
                              13090.5            12621.1           12705.6
3/31/92                       12378.4            12145.3           12094.2
                              11864.7            12000.8           11636.5
                              12068.8            12114.8           11672.2
                              11692.2            11768.3           11164.2
                                12174              12352           11604.1
                              11937.8            12056.8           11300.8
                              12104.9            12225.6             11563
                              12476.5            12517.8           12050.9
                              13313.7            13217.5           12925.8
                                13347            13660.3           13319.3
                                13694            13831.1           13555.9
                              13001.1            13637.4           12968.8
3/31/93                       13484.7            14107.9           13432.6
                              12927.8            13738.3           12982.7
                              14124.9            14364.8           13764.3
                              14314.2            14436.6           13890.9
                              14587.6            14409.1           13946.2
                              15427.8            15004.2             14679
                              16220.8            15163.3           15157.1
                              16546.9            15213.3           15281.7
                              16247.4            14877.1           14789.7
                              17020.8            15567.4           15423.5
                              17083.7            15930.1           15845.4
                              17121.3            15703.9           15768.7
3/31/94                       16107.7            14976.8           14888.2
                              16186.7            15087.7           14892.6
                              15903.4            14944.3           14635.1
                              15089.1            14430.2           13953.1
                              15588.6            14919.4             14269
                              16555.1            15701.2           15214.5
                              16596.5            15407.6           15222.9
                              16989.8            15575.5           15566.1
                              16379.9            14873.1           14972.3
                                17022            15009.9           15251.2
                                16770            15167.5           15100.2
                              17705.8            15962.3           15770.2
3/31/95                       18405.2            16224.1           16328.5
                                18326            16564.8           16492.4
                                18315              16964           16795.7
                              20130.1            17654.4           17998.5
                              21539.2            18572.5           19447.4
                              21633.9            18919.8             19699
                              22810.8            19377.6           20280.3
                              23020.7            18879.6           19866.2
                              24388.1            19704.7           20564.9
                              25661.2            19655.4           20652.1
                              26310.4            19940.4           20775.4
                              27739.1            20618.4             21639
3/31/96                         29212            20865.8           22010.1
                                32180            21502.2           23538.5
                                33863            21792.5           24437.7
                              33226.3            21465.6           23512.2
                              29358.8            20012.4           21275.3
                              31281.8            21167.1           22569.7
                              34119.1              22090           24157.7
                              32249.3              22154           23602.5
                              32139.7            23401.3           24458.4
                              30899.1              23427           24262.2
                              32252.5            24305.6           25153.8
                              29240.1            24106.3           23815.4
3/31/97                       25228.3            23079.3             22271
                                25801            23677.1           22439.8
                              29418.3            25746.5           24913.8
                              30615.7            26469.9             25924
                              31714.8            29090.5           28059.9
                              30592.1            29055.5           27961.7
                              31987.1            30726.2             29959
                              30755.6            29389.7           28416.1
                              30998.5            29824.6           28199.6
                              32802.6            30981.8           28509.8
                              32330.3            30393.2             28144
                              35055.7            32909.7           30649.7
3/31/98                       36903.2            34393.9           32184.9
                              35880.9            35023.3           32508.7
                              34582.1            33447.3           30817.2
                              37078.9              33658           32221.3
                                33549            32352.1           30604.1
                              26007.2            26331.4           24477.8
                              27754.8            28788.1           26316.8
                              27535.6            31361.7           27608.4
                              28832.5            32926.7           29704.4
                              32272.2            36904.2           33337.9
                              32711.1            35468.7           34577.1
                              29973.2            33610.1           32308.8
3/31/99                       31378.9            34551.2           34563.3
                              32094.4            37273.8           35981.1
                              31532.7            37437.8             35844
                              33345.9              39437           38547.4
                              32115.4            38600.9             38323
                                31290            37280.8           38316.5
                              31477.8            36128.8           38736.8
                              32862.8            37971.4             41940
                              37269.7            39964.9           46699.8
                              45282.7            42338.8           55209.8
                              45305.3            41144.8           54541.8
                              53455.8              44025           66997.5
3/31/00                       53231.2            47709.9           64854.3
                              47945.4            46044.8           58639.3
                              44440.6            45469.2           54284.7
                              48591.3            46137.6           61144.7
                              49645.8            46866.6           58955.7
                              54228.1            52101.6             66400
                              52319.2            51747.3             64179
                              48824.3            49993.1           59570.9
                              39401.2            46218.6           48645.6
                              40173.5            49754.3           51479.7
                              42479.4            50863.8           52745.1
                              36532.3            47959.5             45086
3/31/01                         32367            44396.1           39913.3


Mutual fund performance changes over time. Please visit www.steinroe.com for daily performance updates. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on March 31, 1991, and reinvestment of income and capital gains distributions. The S&P MidCap 400 Index is an unmanaged group of mid-cap stocks that differs from the composition of the fund; it is not available for direct investment.
Source: Liberty Funds Distributor, Inc., Morningstar.

The fund's return is also compared to the average return of the funds included in the Morningstar Mid-Cap Growth Funds category average (Morningstar Average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant its information to be accurate, correct, complete or timely. It shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "Expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar Averages.

Q&A
--------------------------------------------------------------------------------

An interview with Steve Hayward and David Brady, Portfolio Managers of Stein Roe Capital Opportunities Fund

                                    Fund Data
   Investment Objective and Strategy:
   Stein Roe Capital Opportunities Fund seeks long-term growth by investing in the socks of aggressive growth companies. An aggressive growth company has the ability to increase its earnings at an above-average rate.

   Fund Inception:
   March 31, 1969

   Net Assets:
   $330.9 million

   artwork: compass rose

   Photos: David Brady and Steve Hayward


Q: How did the fund perform during the period?
A: Stein Roe Capital Opportunities Fund performed poorly during the six months ended March 31, 2001. The fund had a total return of negative 38.14%. These results were well below the negative 14.21% total return for the fund's benchmark, the Standard & PoorMidCap 400 Index. The fund underperformed the index largely because the composition of the index and the fund's focus are no longer closely matched.
   Standard & Poor's Corporation (S&P) adjusted the composition of the S&P MidCap 400 Index in mid-2000, removing several technology companies (which had grown too large to be considered mid-caps) and adding a number of nonbank financial and utilities stocks, which are inherently defensive and value-oriented. These changes boosted the index's total return for the past six months, because value stocks led the mid-cap market during the period. As an aggressive growth fund, Stein Roe Capital Opportunities Fund seeks to invest in unique mid-sized companies, regardless of industry, provided they are capable of producing 15% to 20% earnings growth per year. We remained true to that approach, despite the unfavorable economic and market conditions.

Q: What caused the fund's weak performance?
A: Technology stocks took a drubbing during the period and were the single largest reason for the fund's sub-par performance. This downturn in technology was caused by several factors. A slowing

Q&A Continued
-------------------------------------------------------------------------------

economy reduced demand as companies turned cautious about capital spending. Many businesses spent heavily on technology while preparing for Y2K and will not need to purchase new equipment again for several years. In addition, the growing number of failed Internet companies gave investors pause.
   The fund had an above-average weighting in technology and, to a lesser extent, biotechnology as the period began. Over the course of the six months, we divested some of the more downtrodden tech stocks, trimming technology to less than 15% of the total portfolio, and shifted our focus in this area. We emphasized companies like Fiserv, a leading provider of data processing and information-management services to financial institutions. Fiserv (2.7% of net assets) has a client base of more than 5,000 companies and receives a steady stream of revenue from transactions services and software development. We believe it may hold up better than most technology stocks under the scrutiny of investors looking for relatively predictable, consistent earnings.

Q: Which sectors were most successful during the period, and have you made any moves to take advantage of this strength?
A: With the US economy slowing dramatically, investors sought "safe havens" during the period-that is, stocks with a greater probability of meeting earnings projections in a weak economy. More defensive areas like consumer cyclicals and utilities moved to the forefront of the market.
   During the period, we found several new stocks that fit the fund's criteria, including a number in these better-performing areas of the market. For instance, we created or increased positions in consumer staples, cyclicals, energy and health care companies with relatively consistent earnings. Our holdings of recreational businesses Carnival and International Speedway (1.7% and 2.0% of net assets, respectively) performed well during the period. Carnival is best known for its multiple-night cruises. International Speedway promotes motor sports and owns numerous speedways and raceways nationwide.

Q&A Continued
--------------------------------------------------------------------------------

Q: What is your outlook for the months to come?
A: As long as the economy remains sluggish, we expect investors to continue to favor stocks with relatively dependable earnings. We also believe that the problems plaguing the technology sector, such as large and growing inventories, may not be resolved for some time. It adds up to an uneven, even skittish market, in our estimation. Despite this, we believe we will have little difficulty identifying unique companies that meet our investment criteria. We have been finding these stocks in areas as varied as technology, pharmaceuticals, consumer staples, financial services and retailing, so we expect the portfolio may become an increasingly eclectic mix in the coming months.

Mutual fund performance changes over time. Please visit www.steinroe.com for daily performance updates. Past performance is no guarantee of future results. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Share price and investment returns will vary, so you may have a gain or loss when you sell your shares. Portfolio holdings are as of 3/31/01 and are subject to change. The S&P MidCap 400 Index is an unmanaged group of stocks not associated with and Stein Roe fund. It is not available for direct investment.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. Mid-cap stocks are more volatile than stocks of larger companies.

Fund Highlights As of March 31, 2001
--------------------------------------------------------------------------------
                      Stein Roe Capital Opportunities Fund
                    Top 10 Equity Holdings (% of Net Assets)
--------------------------------------------------------------------------------

Kohl's                         4.7%     Fiserv                             2.7%
Harley Davidson                3.4      SunGard Data Systems               2.6
Express Scripts                3.3      MGIC Investment Corporation        2.6
Four Seasons Hotels            3.0      Tribune                            2.5
Bed Bath & Beyond              3.0      Bear Stearns                       2.4

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to hold these securities in the future.

--------------------------------------------------------------------------------
                           Equity Portfolio Highlights
                                                                    S&P MIDCAP
                                                     PORTFOLIO       400 INDEX
--------------------------------------------------------------------------------
Number of Holdings                                        56            400
Dollar Weighted Median
  Market Capitalization ($Mil.)                        6,538          2,383

--------------------------------------------------------------------------------
                            Economic Sector Breakdown
                      Equity Portfolio %        S&P MidCap 400 Index %

SIDE-BY-SIDE PIE CHARTS:

Consumer Cyclical                  28.70                        14.50
Consumer Staples                   18.80                         8.00
Technology                         14.10                        20.00
Financials                          8.90                        16.30
Health Care                         8.60                        10.90
Energy                              6.50                         7.40
Capital Goods                       6.30                         6.80
Utilities                           4.70                         8.40
Transportation                      2.00                         2.00
Communication Services              1.40                         1.50
Basic Materials                     0.00                         4.20

Sector breakdowns are calculated as a percentage of equity market value. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings and sector breakdowns in the future. Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the US Office of Management and Budget. The sector classifications used on this page are based upon the advisor's defined criteria as used in the investment process.

--------------------------------------------------------------------------------
                                Asset Allocation
                              As of March 31, 2000        As of March 31, 2001

SIDE-BY-SIDE PIE CHARTS: (%)

Equities                              96.20                       95.11
Bonds, Cash Equivalents & Others      3.80                        2.18

Stein Roe Capital Opportunities Fund
--------------------------------------------------------------------------------

Investment Portfolio
March 31, 2001 (Unaudited, In thousands)

Common Stocks - 96.3%                                       SHARES         VALUE
--------------------------------------------------------------------------------
Commercial Services & Supplies - 5.6%
   Data Processing Services - 2.7%
   Fiserv, Inc.  (a).................................          200       $ 8,987
                                                                       --------

   Diversified Commercial Services - 2.1%
   Edison Schools, Inc.  (a).........................          100         2,025
   IMS Health, Inc...................................          200         4,980
                                                                        --------
                                                                           7,005
                                                                        --------
   Employment Services - 0.8%
   Robert Half International, Inc. (a)...............          125         2,794
                                                                        --------

Consumer Discretionary - 13.5%
   Hotels - 3.0%
   Four Seasons Hotels, Inc..........................          200         9,898
                                                                        --------

   Leisure Facilities - 3.6%
   Carnival Corp.....................................          200         5,534
   International Speedway Corp. Class A..............          175         6,486
                                                                        --------
                                                                          12,020
                                                                        --------
   Leisure Products - 1.2%
   Callaway Golf Co..................................          175         3,887
                                                                        --------

   Motorcycle Manufacturers - 3.4%
   Harley-Davidson, Inc..............................          300        11,385
                                                                        --------

   Restaurants - 2.3%
   Starbucks Corp.  (a)..............................          175         7,426
                                                                        --------

Consumer Staples - 7.8%
   Food, Beverages & Tobacco - 3.6%
   Constellation Brands, Inc. Class A (a)............          101         7,189
   Suiza Foods Corp. (a).............................          100         4,809
                                                                        --------
                                                                          11,998
                                                                        --------
   Household & Personal Products - 4.2%
   Steiner Leisure Ltd.  (a).........................          400         6,575
   The Estee Lauder Companies, Inc...................          200         7,284
                                                                        --------
                                                                          13,859
                                                                        --------
Energy - 6.5%
   Oil & Gas Equipment & Services - 2.1%
   Smith International, Inc..........................          100         7,020
                                                                        --------

   Oil & Gas Exploration & Products - 4.4%
   Apache Corp.......................................          125         7,201
   Devon Energy Corp.................................          125         7,275
                                                                        --------
                                                                          14,476
                                                                        --------

Stein Roe Capital Opportunities Fund
--------------------------------------------------------------------------------
Continued                                                   SHARES         VALUE
--------------------------------------------------------------------------------
Financials - 8.5%
   Diversified Financial Services - 5.9%
   Bear Stearns Co., Inc.............................          175       $ 8,004
   Investors Financial Services Corp.................          125         7,328
   Raymond James Financial, Inc......................          150         4,170
                                                                        --------
                                                                          19,502
                                                                        --------
   Property & Casualty Insurance  - 2.6%
   MGIC Investment Corp..............................          125         8,552
                                                                        --------

Health Care - 8.4%
   Health Care Distributors & Services - 3.3%
   Express Scripts, Inc. Class A  (a)................          125        10,835
                                                                        --------

   Health Care Equipment - 1.8%
   Biomet, Inc.......................................          150         5,909
                                                                        --------

   Health Care Facilities - 1.1%
   Health Management Associates, Inc., Class A(a)....          225         3,499
                                                                        --------

   Pharmaceuticals - 2.2%
   Forest Laboratories, Inc. (a).....................          125         7,405
                                                                        --------

Industrial - 5.5%
   Electric Components & Equipment  - 1.5%
   Molex, Inc., Class A..............................          175         4,867
                                                                        --------

   Heavy Electric Equipment - 0.3%
   Spectrasite Holdings, Inc. (a)....................          225           970
                                                                        --------

   Industrial Machinery - 1.6%
   Mettler-Toledo International, Inc. (a)............          125         5,145
                                                                        --------

   Trading Companies & Distributors - 2.1%
   Fastenal Co.......................................          125         6,813
                                                                        --------

Media - 9.3%
   Broadcasting & Cable - 6.9%
   Cox Radio, Inc. Class A  (a)......................          150         3,152
   Hispanic Broadcasting Corp.  (a)..................          300         5,730
   USA Networks, Inc.  (a)...........................          300         7,181
   Univision Communications, Inc. Class A (a)........          175         6,678
                                                                        --------
                                                                          22,741
                                                                        --------
   Publishing & Printing - 2.4%
   Tribune Co........................................          200         8,148
                                                                        --------

Retailing - 9.8%
   Department Stores - 4.6%
   Kohl's Corp. (a)..................................          250        15,423
                                                                        --------

   General Merchandise Stores - 0.5%
   Dollar General Corp...............................           80         1,635
                                                                        --------

Stein Roe Capital Opportunities Fund
--------------------------------------------------------------------------------
Continued                                                   SHARES         VALUE
--------------------------------------------------------------------------------
   Specialty Stores - 4.7%
   Bed Bath & Beyond, Inc.  (a)......................          400       $ 9,825
   Tiffany & Co......................................          200         5,450
                                                                        --------
                                                                          15,275
                                                                        --------
Software & Services - 4.7%
   Applications Software - 0.4%
   Rational Software Corp.  (a)......................           75         1,331
                                                                        --------

   Internet Software & Services - 1.5%
   Sanmina Corp. (a).................................          250         4,891
                                                                        --------

   Technology Services - 2.8%
   Safeguard Scientifics, Inc.  (a)..................          125           699
   SunGard Data Systems, Inc.  (a)...................          175         8,615
                                                                        --------
                                                                           9,314
                                                                        --------
Technology Hardware & Equipment - 9.0%
   Semiconductor Equipment - 1.5%
   Novellus Systems, Inc. (a)........................          125         5,070
                                                                        --------

   Semiconductors - 2.4%
   Altera Corp.  (a).................................          175         3,752
   Flextronics International Ltd.  (a)...............          275         4,125
                                                                        --------
                                                                           7,877
                                                                        --------
   Telecommunications Equipment - 5.1%
   Comverse Technology, Inc. (a).....................          110         6,478
   Scientific-Atlanta, Inc...........................          125         5,199
   Tellabs, Inc. (a).................................          125         5,086
                                                                        --------
                                                                          16,763
                                                                        --------
Telecommunication Services - 1.4%
   Integrated Telecom Services - 0.3%
   XO Communications, Inc. Class A (a)...............          150         1,050
                                                                        --------

   Wireless Telecom Services - 1.1%
   Crown Castle International Corp. (a)..............          250         3,703
                                                                        --------

Transportation - 1.9%
   Air Freight & Couriers - 1.9%
   Expeditors International Washington, Inc..........          125         6,305
                                                                        --------

Utilities - 4.4%
   Electric Utilities - 2.0%
   Calpine Corp. (a).................................          123         6,746
                                                                        --------

   Gas Utilities - 2.4%
   Kinder Morgan, Inc................................          150         7,980
                                                                        --------
Total Common Stocks (cost of $315,226)...............                    318,504
                                                                        --------
--------------------------------------------------------------------------------

Stein Roe Capital Opportunities Fund
--------------------------------------------------------------------------------
Continued                                                      PAR         VALUE
--------------------------------------------------------------------------------
Bonds & Notes - 0.7%
Government Obligations
   U.S Treasury Note:
     6.50% 2/28/02...................................       $  400       $  408
     7.50% 5/15/02...................................        2,000        2,072
                                                                       --------
Total Bonds & Notes (cost of $2,437).................                     2,480
                                                                       --------
Total Investments (cost of $317,663) (b).............                   320,984
                                                                       --------
--------------------------------------------------------------------------------
Short-Term Obligations - 3.6%
Commercial Paper
   UBS Financial,
     5.40%(c) 4/2/01.................................       11,860       11,858
                                                                       --------
--------------------------------------------------------------------------------
Other Assets & Liabilities, Net - (0.6)%.............                    (1,949)
                                                                       --------
Net Assets - 100%....................................                  $330,893
                                                                       ========
--------------------------------------------------------------------------------
Notes To Investment Portfolio:
--------------------------------------------------------------------------------
(a)      Non-income producing.
(b)      Cost for federal income tax purposes is the same.
(c)      Rate represents yield at time of purchase.



See notes to financial statements.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

March 31, 2001 (Unaudited)
(In thousands except for per share amounts and footnotes)


Assets
Investments at value (cost $317,663)..............                   $320,984
Short-term obligations............................                     11,858
                                                                     --------
                                                                      332,842
Cash..............................................        $   5
Receivable for:
   Investments sold...............................        1,718
   Fund shares sold...............................          636
   Interest.......................................           59
   Dividends......................................           35
Other.............................................           21         2,474
                                                         ------      --------
   Total Assets...................................                    335,316
Liabilities
Payable for:
   Fund shares purchased..........................          974
   Investments purchased..........................        2,928
Accrued:
   Management fee.................................          226
   Transfer agent fee.............................           24
   Administration fee.............................           48
   Bookkeeping  fee...............................            3
Other.............................................          220
                                                         ------
   Total Liabilities..............................                      4,423
                                                                     --------
Net Assets........................................                   $330,893
                                                                     ========
Class A
   Net asset value and redemption price per share ($1/(a))            $ 21.83(b)
                                                                     --------
   Maximum offering price per share ($21.83/0.9425)                   $ 23.16(c)
                                                                     --------
Class S
   Net asset value, redemption and offering price per share
     ($330,892/15,126)............................                    $ 21.88
                                                                     --------
Composition of Net Assets
Capital paid-in ..................................                   $321,925
Accumulated net investment loss...................                      (1,757)
Accumulated net realized gain.....................                      7,404
Net unrealized appreciation.......................                      3,321
                                                                     --------
                                                                     $330,893
                                                                     ========

(a)      Rounds to less than one.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(c)      On sales of $50,000 or more the offering price is reduced.




See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 2001 (Unaudited)
(In thousands)

Investment Income
Interest..........................................                     $   586
Dividends.........................................                         345
                                                                     ---------
   Total Investment Income........................                         931
Expenses
Management fee....................................        $ 1,647
12b-1 Service fee.................................            (a)
Distribution fee..................................            (a)
Transfer agent....................................            537
Administration fee................................            329
Bookkeeping fee...................................             17
Custodian fee.....................................              6
Trustees' fee.....................................             11
Audit fee.........................................             11
Legal fee.........................................              7
Registration fee..................................             17
Reports to shareholders...........................             29
Other.............................................             81
                                                         --------
                                                            2,692
   Fees and expenses waived or borne by the
     Distributor - Class A........................             (a)
     Custodian credits earned.....................             (4)       2,688
                                                        ---------    ---------
                                                               (4)
   Net Investment Loss............................                      (1,757)
                                                                     ---------

Net Realized & Unrealized Gain (Loss) on Portfolio Positions
Net realized gain on
   Investments....................................          7,741
   Closed futures contracts.......................            313
                                                         --------
                                                                         8,054
                                                                     ---------
Net change in unrealized appreciation/depreciation
   during the period..............................                    (218,604)
                                                                      --------
     Net Loss.....................................                    (210,550)
                                                                     ---------
Decrease in Net Assets from Operations............                  $ (212,307)
                                                                     =========

(a)      Rounds to less than one.





See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

(In thousands)


                                                   (Unaudited)
                                                    Six months
                                                         Ended      Year Ended
                                                     March 31,   September 30,
Increase (Decrease) in Net Assets                         2001        2000 (a)
                                                     ---------       ---------
Operations:
Net investment loss...............................    $ (1,757)       $ (4,872)
Net realized gain.................................       8,054         164,136
Net change in unrealized appreciation/depreciation    (218,604)         92,469
                                                     ---------       ---------
   Net Increase (Decrease) from Operations........    (212,307)        251,733
Distributions:
From net realized gains - Class A.................         (b)              --
From net realized gains - Class S.................     (73,408)        (53,552)
                                                     ---------       ---------
                                                      (285,715)        198,181
                                                     ---------       ---------
Fund Share Transactions:
Receipts for shares sold -Class A.................           1               1
Value of distributions reinvested - Class A.......         (b)              --
Cost of shares repurchased - Class A..............         (b)              --
                                                     ---------       ---------
                                                             1               1
                                                     ---------       ---------
Receipts for shares sold -Class S.................     223,321         764,687
Value of distributions reinvested - Class S.......      68,873          49,654
Cost of shares repurchased - Class S..............    (239,671)       (859,786)
                                                     ---------       ---------
                                                        52,523         (45,445)
                                                     ---------       ---------
   Net Increase from Fund Share Transactions......      52,524         (45,444)
                                                     ---------       ---------
     Total Increase (Decrease)....................    (233,191)        152,737
Net Assets
Beginning of period...............................     564,084         411,347
                                                     ---------       ---------
End of period.....................................   $ 330,893       $ 564,084
                                                     =========       =========

Number of Fund Shares
Sold - Class A....................................         (b)             (b)
Issued for distributions reinvested - Class A.....         (b)              --
                                                     ---------       ---------
                                                           (b)             (b)
                                                     ---------       ---------
Sold - Class S....................................       7,341          20,076
Issued for distributions reinvested - Class S.....       2,414           1,581
Repurchased - Class S.............................      (7,983)        (22,664)
                                                     ---------       ---------
                                                         1,772          (1,007)
                                                     ---------       ---------

(a)      Class A shares were initially offered on July 31, 2000.
(b)      Rounds to less than one.





See notes to financial statements.

Notes to Financial Statements
--------------------------------------------------------------------------------

March 31, 2001 (Unaudited)

Note 1. Organization
Stein Roe Capital Opportunities
Fund - Class S and Liberty Capital Opportunities Fund--Class A (collectively the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. Effective July 31, 2000, the Fund began offering Class A shares. The Fund offers two classes of shares: Class A and Class S. Class S shares are offered continuously at net asset value. Class A has its own sales charge and expense structure, please refer to the Fund's Class A prospectus for more information on Class A shares. The financial highlights for Class A are presented in a separate semi-annual report.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Security valuation and transactions
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.
   Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.
   Short-term obligations with a maturity of 60 days or less are valued at amortized cost.
   Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.
   Security transactions are accounted for on the date the securities are purchased, sold or mature.
   Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of class net asset values and financial highlights

All income, expenses (other than the Class A 12b-1 service fee and Class A and Class S Transfer Agent fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.
   The per share data was calculated using the average shares outstanding during the period.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------
Federal income taxes
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-date.
   The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
Other
Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Corporate actions are recorded on the ex-date.

Note 2. Fees and compensation paid to affiliates
Management fee
Stein Roe & Farnham, Inc. (the "Advisor") is the investment Advisor of the Fund and receives a monthly fee as follows:
Average Net Assets    Annual Fee Rate
First $500 million              0.75%
Next $500 million               0.70%
Next $500 million               0.65%
Over $1.5 billion               0.60%
Administration fee
The Advisor also provides accounting and other services for a monthly fee as follows:
Average Net Assets    Annual Fee Rate
First $500 million             0.150%
Next $500 million              0.125%
Over $1 billion                0.100%
Bookkeeping fee
The Advisor provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% annually of the Fund's average daily net assets over $50 million.
Transfer agent fee
Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.22% annually of the Fund's average daily net assets and receives reimbursement for certain out of pocket expenses. For more information on the Transfer Agent fee applicable to Class A shares, please refer to the Fund's prospectus. Underwriting discounts, service and distribution fees
Liberty Funds Distributor, Inc. (the "Distributor"), a subsidiary of the Advisor, is the Fund's principal underwriter.
   The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee on Class A net assets. The fee structure for the 12b-1 plan is defined in the Class A prospectus.

Notes to Financial Statements Continued
---------------------------------------------------------------------------
Other
The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

Note 3. Portfolio Information
Investment activity
During the six months ended March 31, 2001, purchases and sales of investments, other than short-term obligations, were $350,132,291 and $383,156,986.
   Unrealized appreciation (depreciation) for the six months ended March 31, 2001 based on cost of investments for federal income tax purposes was:
 Gross unrealized
   appreciation          $ 27,089,289
Gross unrealized
   depreciation           (23,768,049)
                        -------------
   Net unrealized
     appreciation         $ 3,321,240
                        -------------
Other
The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.
The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of futures contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.


Note 4. Line of Credit
The Trust participates in unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trust to borrow from the custodian at any time upon notice from the Trust. The uncommitted line of credit permits the Trust to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trust for the committed and uncommitted lines of credit are $200 million and $100 million, respectively. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the Trust and, ultimately, the Fund based on its borrowings. In

Notes to Financial Statements Continued
------------------------------------------------------------------------------
addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in "Other" expenses on the Statement of Operations. For the six months ended March 31, 2001, the Trust and Fund had no borrowings under the agreement.


Note 5. Other Related Party Transactions
During the six months ended March 31, 2001, the Fund used AlphaTrade, Inc., a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to AlphaTrade, Inc. during the period were $16,446.


Note 6. Voting Results
On December 27, 2000, a Special Meeting of Shareholders of the Fund was held to conduct the vote for and against the approval of the Items listed on the Fund's Proxy Statements for said Meetings. The election of eleven Trustees was passed on December 27, 2000, however, the approval of the remaining proposals did not pass and the Meeting was adjourned until January 25, 2001, at which time the proposals passed. On September 29, 2000, the record date for the Meeting, the Fund had shares of beneficial interest outstanding representing 572,015,707.09 of net asset value (NAV). The votes cast at each Meeting were as follows:

Election of eleven Trustees:
                               For             Withheld
Douglas A. Hacker        178,044,518.15      4,552,582.13
Janet Langford Kelly     178,685,415.49      3,911,684.79
Richard W. Lowry         178,585,143.81      4,011,956.47
Salvatore Macera         178,545,458.15      4,051,642.13
William E. Mayer         178,665,176.23      3,931,924.04
Charles R. Nelson        178,660,437.33      3,936,662.95
John J. Neuhauser        178,643,197.92      3,953,902.36
Joseph R. Palombo        178,657,136.40      3,939,963.88
Thomas E. Stitzel        178,639,197.20      3,957,903.08
Thomas C. Theobald       178,678,916.40      3,918,183.88
Anne-Lee Verville        178,068,330.53      4,528,769.75

NAV being a plurality of the NAV represented at the Meeting.
   To approve the modification of the fundamental investment restriction relating to borrowing:

For:           221,281,084.65      NAV being a majority of the NAV represented
                                   at the Meeting
Against:        19,892,753.42      NAV
Abstain:        13,658,316.55      NAV
Delivered
  Not Voted:    32,996,789.76


Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------


Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                              Class S
-----------------------------------------------------------------------------------------------------------------------------------
                                                   (Unaudited)
                                                    Six months
                                                         ended
                                                     March 31,                    Years ended September 30,
                                                          2001         2000         1999        1998          1997          1996
                                                      --------     --------     --------    --------      --------      --------
Net Asset Value, Beginning of Period.............      $ 42.24      $ 28.64      $ 25.25     $ 29.10       $ 31.04       $ 21.69
                                                      --------     --------     --------    --------      --------      --------
Income From Investment Operations
   Net investment loss (a).......................        (0.12)       (0.34)       (0.17)      (0.25)        (0.17)        (0.06)
   Net realized and unrealized gain
     (loss) on investments.......................       (14.70)       17.93         3.56       (3.60)        (1.77)        10.41
                                                      --------     --------     --------    --------      --------      --------
      Total from investment operations...........       (14.82)       17.59         3.39       (3.85)        (1.94)        10.35
                                                      --------     --------     --------    --------      --------      --------
Distributions
   Net investment income.........................           --           --           --          --            --         (0.01)
   Net realized capital gains....................        (5.54)       (3.99)          --          --            --         (0.99)
                                                      --------     --------     --------    --------      --------      --------
      Total distributions........................        (5.54)       (3.99)          --          --            --         (1.00)
                                                      --------     --------     --------    --------      --------      --------
Net Asset Value, End of Period...................      $ 21.88      $ 42.24      $ 28.64     $ 25.25       $ 29.10       $ 31.04
                                                      ========     ========     ========    ========      ========      ========
Ratio of net expenses to average net assets (d)..     1.22%(c)        1.19%     1.19%(b)       1.20%         1.17%         1.22%
Ratio of net investment income (loss) to
     average net assets (d)......................   (0.80%)(c)      (0.90)%   (0.72)%(b)     (0.72)%       (0.69)%       (0.40)%
Portfolio turnover rate..........................       81%(f)         119%          88%         47%           35%           22%
Total return (e).................................  (38.14%)(f)       66.20%       13.43%    (13.23)%       (6.25)%        49.55%
Net assets, end of period (000's)................     $330,892     $564,083     $411,347    $681,133    $1,110,642    $1,684,538


(a)Per share data was calculated using average shares outstanding during the period.
(b)During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of twelve basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflects the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.
(c)Annualized.
(d)The benefits derived from custody credits and directed brokerage arrangements had no impact.
(e)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)Not annualized.

spread, pages 18-19

Liberty-Stein Roe Funds Investment Trust
-------------------------------------------------------------------------------
Trustees
Douglas A. Hacker
Executive Vice President and Chief Financial
  Officer of UAL, Inc.
Janet Langford Kelly
Executive Vice President-Corporate Development,
  General Counsel and Secretary, Kellogg Co.
Richard W. Lowry
Private Investor
Salvatore Macera
Private Investor
William E. Mayer
Managing Partner, Park Avenue Equity Partners
Charles R. Nelson
Van Voorhis Professor, Department of Economics,
  University of Washington; Consultant on
  economic and statistical matters
John J. Neuhauser
Academic Vice President and Dean of Faculties,
  Boston College
Joseph E. Palombo
Chief Operations Officer, Mutual Funds, Liberty
  Financial Companies, Inc.; Executive Vice
  President and Director of Colonial Management
  Associates, Inc. and Stein Roe & Farnham
  Incorporated; Executive Vice President and
  Chief Administrative Officer of Liberty Funds
  Group LLC
Thomas C. Theobald
Managing Partner, William Blair Capital Partners
Thomas E. Stitzel
Business Consultant and Chartered
Financial Analyst
Anne-Lee Verville
Consultant

Officers
Stephen E. Gibson, President
Kevin M. Carome, Executive Vice President
J. Kevin Connaughton, Treasurer
William J. Ballou, Secretary

Agents and Advisors
Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
Liberty Funds Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Fund
PricewaterhouseCoopers  LLP
Independent Accountants

The Stein Roe Mutual Funds

Fixed Income Funds
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

Equity Funds
Balanced Fund
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Focus Fund
Midcap Growth Fund*
Capital Opportunities Fund
International Fund
Small Company Growth Fund
Asia Pacific Fund
Global Thematic Equity Fund
European Thematic Equity Fund
*Formerly Growth Opportunities Fund


                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                                  800-338-2550
                                www.steinroe.com

                         Liberty Funds Distributor, Inc.

                                                   S33-03/445F-0301(5/01) 01/957